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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of October 7, 1996 (this "Agreement"), between National Auto Finance Company, Inc., a Delaware corporation (the "Company"), and National Auto Finance Company L.P., a Delaware limited partnership (the "NAFCO Partnership").

                               W I T N E S S E T H

     WHEREAS, the NAFCO Partnership is organized and existing pursuant to a Second Amended and Restated Agreement of Limited Partnership, dated as of September 1, 1995 (the "NAFCO Partnership Agreement"; terms defined therein and not otherwise defined herein being used herein with the meanings as so defined), among National Auto Finance Corporation, as general partner, and the limited partners party thereto;

     WHEREAS, the Company was formed on October 4, 1996, for the purpose of acquiring all of the assets, subject to all of the liabilities, of the NAFCO Partnership in exchange (the "NAFCO Exchange") for shares of common stock, par value $.01 per share, of the Company (the "Common Stock");

     WHEREAS, immediately prior to the NAFCO Exchange, all of the partners of Auto Credit Clearinghouse (other than the NAFCO Partnership) will transfer their limited partner interests in Auto Credit Clearinghouse to the NAFCO Partnership in exchange for limited partner interests in the NAFCO Partnership (such transaction being referred to herein as the "ACCH Exchange").

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. (a) The NAFCO Partnership shall assign, transfer, convey and deliver all of its right, title and interest in all of its assets, subject to all of its liabilities, to the Company, and the Company shall accept the assignment and shall assume all of the duties, obligations and liabilities relating thereto.

        (b) In consideration for the transfer of all of the assets, subject to all of the liabilities, of the NAFCO Partnership, the Company will issue to the NAFCO Partnership

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on the Closing Date (as defined below), the number of shares of Common Stock set forth on Schedule I hereto, which shares, together with the shares of Common Stock currently owned by the NAFCO Partnership, shall constitute all of the issued and outstanding shares of Common Stock of the Company; provided, that the number of shares of Common Stock set forth on Schedule I hereto may be modified by the Company prior to the Closing Date; provided, further, that such shares of Common Stock shall constitute, together with the shares of Common Stock owned by the NAFCO Partnership, all of the issued and outstanding shares of Common Stock.

        (c) Notwithstanding anything to the contrary contained herein, the parties hereto agree that fulfillment by the NAFCO Partnership of its obligations hereunder is subject to prior Consent of the Limited Partners.


     2. The closing of the transactions contemplated by this Agreement shall take place at the offices of Weil, Gotshal & Manges LLP in New York City, or such other place as the parties shall agree, immediately prior to the closing of the initial public offering and sale by the Company of shares of Common Stock (the "Offering") pursuant to a Registration Statement on Form S-1 under the Securities Act of 1933, as amended (the "Act"), to be filed with the Securities and Exchange Commission following the execution and delivery of this Agreement (such date being referred to herein as the "Closing Date").

     3. In the event the Closing Date shall not have occurred or the Offering shall have been abandoned by the Company on or prior to March 31, 1997, this Agreement shall terminate and be of no further force or effect and the Company shall give notice of such abandonment to the parties hereto promptly thereafter.

     4. The Company represents, warrants and covenants to the NAFCO Partnership as follows:

        (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to own, lease and operate its properties and to carry on its business as the same is now being conducted and will be conducted following the Closing Date.

        (b) The Company is authorized to issue 20,000,000 shares of Common Stock, of which 1,000 shares are issued and

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outstanding as of the date hereof and registered in the name of the NAFCO
Partnership, and 1,000,000 shares of Preferred Stock, par value $0.01, of which no shares are issued and outstanding as of the date hereof. On the Closing Date and prior to the consummation of the Offering, (a) the Company will have issued to the NAFCO Partnership a number of shares of Common Stock which, when taken together with all of the shares of Common Stock then owned by the NAFCO Partnership, will constitute 100% of the then outstanding Common Stock, and (b) no other shares of capital stock of the Company will then be outstanding.

        (c) On the Closing Date after giving effect to the transactions contemplated hereby, there will be no outstanding rights of subscription, warrants, calls, options, contracts or other agreements of any kind issued or granted by the Company to purchase or otherwise to receive any capital stock of the Company, except (i) for shares of Common Stock issuable upon the exchange of deferred additional interest notes held by Morgan Guaranty Trust Company of New York, as trustee of (A) the Commingled Pension Fund Trust (Multi-Market Special Investment Fund II) of Morgan Guaranty Trust Company of New York and (B) Multi-Market Special Investment Trust Fund of Morgan Guaranty Trust Company of New York) and Morgan Guaranty Trust Company of New York, as investment manager and agent for the Alfred P. Sloan Foundation, (ii) the underwriting agreement with respect to the shares of Common Stock to be issued and sold in the Offering and (iii) stock options issued pursuant to the Company's 1996 Stock Option Plan.

        (d) Since its formation, the Company has not been engaged in the conduct of any business except for the activities incident to the transactions contemplated hereunder and in connection with the Offering.

     5. The NAFCO Partnership represents and warrants to the Company as follows:

        (a) Upon the transfer of the assets of the NAFCO Partnership to the Company on the Closing Date, title to such assets will be acquired by the Company, free and clear of any pledge, lien, security interest or other encumbrances, other than any lien securing obligations of the NAFCO Partnership.

        (b) The NAFCO Partnership acknowledges that: (i) it has no present plan or intention to sell, exchange,

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transfer, distribute or otherwise dispose of (whether by gift or by means of any hedging or similar transaction that would reduce its risk of loss on) any of the shares of Common Stock or rights to acquire shares of Common Stock that it will receive on the Closing Date; and (ii) it has been informed by the Company of the restrictions contained in Section 6 hereof and that it is acquiring the Common Stock for its own account with no present intention of distributing the same, except in compliance with the Act.

        (c) The NAFCO Partnership acknowledges that it has such knowledge and experience in financial and business matters that such party is capable of evaluating the merits and risks of the acquisition of the Common Stock pursuant to this Agreement. The NAFCO Partnership recognizes that the Common Stock has not been registered under the Act or applicable state securities laws, and that, accordingly, such securities will not be transferable except upon satisfaction of the registration and prospectus delivery requirements of such laws or pursuant to an available exemption therefrom, and such party must bear the economic risk of its investment for an indefinite period of time. The NAFCO Partnership acknowledges it has received or been given access to financial information and other documents and records necessary to make a well-informed investment decision and has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management.

        (d) The NAFCO Partnership acknowledges that nothing in this Agreement shall obligate the Company or any proposed underwriter to commence the Offering, nor create any liability on the part of the Company or any proposed underwriter to the parties hereto if (i) the Company shall elect for any reason not to file a registration statement or withdraw any registration statement subsequent to its filing or if any underwriter shall decline to participate in the Offering, regardless of any action that any party hereto may have taken in connection therewith or (ii) the ACCH Exchange shall not have occurred. The NAFCO Partnership acknowledges that no representation is being made by the Company or any proposed managing underwriter, nor can there be any assurance, that the Offering will be made or consummated.

        (e) The NAFCO Partnership shall, prior to the initial filing of the registration statement for the Offering, maintain the confidentiality of, and not disclose to any person, the pendency of the Offering except as may be

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required by applicable law or authorized by the Company and except on a confidential basis to any agents or employees of such party to the extent reasonably necessary in order to effectuate the transactions contemplated hereby.

     6. (a) The NAFCO Partnership shall not, directly or indirectly, at any time transfer, sell, assign, convey or otherwise dispose of any shares of Common Stock held by it or any right, title or interest therein (each a "Transfer") except in compliance with the Act, and the certificates representing the Common Stock issued pursuant hereto shall be so restricted and a restrictive legend placed on the certificates therefor in the following form:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SELECTED BY THE HOLDER AND SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED BY SAID ACT."

        (b) Until 180 days after the effective date of the registration statement for the Offering, the NAFCO Partnership shall not offer to sell, sell, contract to sell or otherwise dispose of any shares of Common Stock, or securities convertible into or exchangeable or exercisable for, or rights to acquire shares of Common Stock (including the right to acquire Common Stock arising out of this Agreement) without the prior written consent of the underwriter of the Offering.

        (c) Each of the parties shall execute such documents and other instruments and take such further actions as may be reasonably required or desirable or as may be reasonably be requested by the Company to give effect to the transactions contemplated hereby or carry out its obligations hereunder in consummating the transactions contemplated hereby. The Company may issue "stop transfer" instructions to the transfer agent for the Common Stock and take such other actions as it may deem appropriate to prevent transfers in violation of this Paragraph 6(c).

     7. On the Closing Date, the Company shall deliver to the NAFCO Partnership a stock certificate or certificates representing the shares of Common Stock to be issued to the NAFCO Partnership pursuant to this Agreement.

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     8. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission, sent by a recognized national courier service, postage or charges prepaid or sent by first class registered or certified mail, return receipt requested, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or in the case of delivery by a courier service, on the date of confirmation of delivery or, if by first class registered or certified mailed, return receipt requested, three days after the date of deposit in the United States mails, as follows:


        (i) If to the Company, to:

            National Auto Finance Company, Inc.
            621 N.W. 53rd Street
            Suite 200
            Boca Raton, Florida 33487

            Attn: Keith B. Stein
                  Vice Chairman and Secretary

            with a copy to:

            Weil, Gotshal & Manges LLP
            767 Fifth Avenue
            New York, NY 10153
            Attn: Howard Chatzinoff, Esq.

       (ii) If to the NAFCO Partnership, to the address set forth on Schedule I hereto.

Any party may by notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

     9. (a) This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto.

        (b) This Agreement may be amended, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties. No delay on the part of any party in

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exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

        (c) This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

        (d) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

        (e) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.


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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above.

                                       NATIONAL AUTO FINANCE COMPANY L.P.
                                          by National Auto Finance
                                          Corporation,
                                          its general partner

                                       By: _________________________________
                                           Name:
                                           Title:

                                       NATIONAL AUTO FINANCE COMPANY, INC.

                                       By: _________________________________
                                           Name:
                                           Title:

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